FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004

(Address of principal executive offices, including Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on June 1, 2018 (the “Initial Form 8-K”), pursuant to the Securities Purchase Agreement (“SPA”) effective May 25, 2018 by and among Attis Industries Inc. (formerly known as Meridian Waste Solutions, Inc.) (the “Company”), Attis Innovations, LLC (“Innovations”), GreenShift Corporation (“GreenShift”), and GreenShift’s wholly-owned subsidiary, GS CleanTech Corporation (“CleanTech”), among others, whereby the Company acquired 80% of the membership interest units (“80% Units”) of FLUX Carbon LLC (“JVCo”), and $10,000,000 of GreenShift’s subordinate secured debt amongst other things. This Current Report on Form 8-K/A amends the Initial Form 8-K to present the historical financial statements and the pro forma financial information required by Item 9.01(a) and 9.01 (b) of Form 8-K, Rule 8-04 and Article 11 of Regulation S-X and should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet at December 31, 2017, combines our historical consolidated balance sheet with the historical condensed balance sheets of the Company and its subsidiaries as if the closing under the SPA (“JVCo Acquisition Transaction”) had occurred on January 1, 2017. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018, and for the year ended December 31, 2017, combine our historical consolidated statements of operations with the consolidated statements of operations of the Company and its subsidiaries as if the JVCo Acquisition Transaction had occurred on January 1, 2017. Historical financial information is adjusted in the unaudited pro forma combined financial information to give effect to pro forma events that are: (i) directly attributable to the JVCo Acquisition Transaction, (ii) factually supportable, and (iii) with respect to the combined statements of operations, expected to have a continuing impact on our combined results. Under the acquisition method of accounting outlined in ASC 805, the identifiable assets acquired and liabilities assumed in the JVCo Acquisition Transaction are recorded at their acquisition date fair values, and are included in the Company’s consolidated financial position. Our unaudited pro forma adjustments are preliminary in nature and based on the estimates of fair value for all assets acquired and liabilities assumed to illustrate the estimated effect of the JVCo Acquisition Transaction on our consolidated balance sheet at March 31, 2018. Accordingly, the unaudited pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses are performed. The primary area that is not yet finalized relates to our estimated fair value of identifiable intangible assets. There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation.

This unaudited pro forma financial information is not necessarily indicative of the expected financial position or results of the Company’s operations for any future period. Differences could result from numerous factors, including future changes in the Company’s portfolio of investments, changes in interest rates, changes in the Company’s capital structure, and for other reasons.

This unaudited financial information is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

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(d) Exhibits

Exhibit No.	Description

3.1±	Certificate of Amendment to Certificate of Incorporation
10.1±	Securities Purchase Agreement among Greenshift Corporation, Flux Carbon LLC and Attis Industries Inc.
10.2±	Amended and Restated Limited Liability Company Operating Agreement of Flux Carbon LLC*
10.3±	Debenture
10.4±	Registration Rights Agreement
10.5±	Membership Interest Purchase Agreement (incorporated herein by reference to the Current Report to Exhibit 10.2 to the Attis Industries Inc. Current Report filed with the SEC on December 5, 2017)
10.6±	Membership Interest Purchase Agreement among Gaula Ventures, LLC, Genarex FD LLC and Attis Industries Inc.
99.1*	Audited financial statements of Flux Carbon LLC as of December 31, 2017 and for the period January 3, 2017 (inception) to December 31, 2017.
99.2*	Unaudited financial statements of Flux Carbon LLC as of March 31, 2018 and for the three months ended March 31, 2018.
99.3*	Pro forma financial statements of Flux Carbon LLC and its subsidiaries at December 31, 2017 and for the year ended December 31, 2017 and at March 31, 2018 for the quarter ended March 31, 2018.
99.4*	Audited financial statements of Genarex FD LLC as of December 31, 2017 and for the years ended December 31, 2017 and 2016.
99.5*	Unaudited financial statements of Genarex FD LLC as of March 31, 2018 and for the three months ended March 31, 2018.
99.6*	Audited financial statements of Advanced Lignin Biocomposites LLC as of December 31, 2017 and for the years ended December 31, 2017 and 2016.
99.7*	Unaudited financial statements of Advanced Lignin Biocomposites LLC as of March 31, 2018 and for the three months ended March 31, 2018.
99.8*	Audited financial statements of Applied Combustion Research LLC as of December 31, 2017 and for the years ended December 31, 2017 and 2016.
99.9*	Unaudited financial statements of Applied Combustion Research LLC as of March 31, 2018 and for the three months ended March 31, 2018.

* filed herewith

 ± Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 1, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: July 24, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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